UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

Angi Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street, Suite 700 Denver, CO	80205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200

ANGI Homeservices Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

On July 13, 2022, the Registrant announced that IAC/InterActiveCorp (the Registrant’s controlling shareholder (“IAC”)) had posted preliminary monthly trends (year over year) for the Registrant through June 30, 2022 on the investor relations section of IAC’s website (https://ir.iac.com/quarterly-results). These monthly trends, together with related commentary, are set forth immediately below.

Current monthly trends across the Registrant’s businesses reflect the changing macro environment. Angi saw accelerating growth in June driven by its Ads and Leads business as the supply/demand dynamic normalizes following the negative impact from the pandemic over the past two years, as well as continuing to lap the March 2021 rebrand. The Registrant will provide further analysis of these results when it reports earnings for the quarter ended June 30, 2022 in August 2022.

	12/2021	1/2022	2/2022	3/2022	4/2022	5/2022	6/2022 (1)
Angi Inc.

Angi Ads and Leads	0%	-2%	1%	-7%	-2%	8%	11%
Angi Services (2)	101%	91%	132%	102%	111%	108%	103%
Total North America Revenue	17%	13%	20%	10%	17%	26%	29%
Europe Revenue	-4%	0%	-3%	-8%	-7%	-6%	-1%
Total Revenue	16%	12%	18%	9%	16%	24%	27%

Angi Service Requests	-3%	-5%	-11%	-20%	-14%	-7%	-8%
Angi Monetized Transactions	4%	-2%	-2%	-14%	-8%	-3%	-5%
Angi Transacting Service Professionals	-1%	-2%	-3%	-4%	-4%	-3%	-2%
Angi Advertising Service Professionals	-4%	-5%	-6%	-11%	-7%	-7%	-8%

(1)	As of the date of this report, the Registrant has not yet completed its financial close process for the quarter ended June 30, 2022. As a result, the information set forth above is preliminary and based upon information available to the Registrant as of the date of this report. During the course of the Registrant’s financial close process for the quarter ended June 30, 2022, it may identify items that would require adjustments to the information set forth above, which may impact growth rates and be material to the information presented above.

(2)	Includes revenue from Angi Roofing, which was acquired on July 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angi Inc.

By:	/s/ Shannon Shaw
Name:	Shannon Shaw
Title:	Chief Legal Officer

Date: July 13, 2022